Provisions	12 Months Ended
Dec. 31, 2025
Disclosure of other provisions [abstract]
Provisions	Provisions
A summary of changes to the provisions is as follows:

	Reclamation and rehabilitation ⁽ᵃ⁾	Environmental fees ⁽ᵇ⁾	Health plan obligations ⁽ᶜ⁾	Other ⁽ᵈ⁾	Total
As at December 31, 2023	$15,984	$5,480	$11,864	$—	$33,328
Recognized in period (Note 6a)	1,690	—	—	—	1,690
Change in assumptions	226	61	204	—	491
Settlement of provisions	(599)	(44)	(702)	—	(1,345)
Accretion expense (Note 20)	957	43	1,171	—	2,171
Exchange difference	(2,106)	(744)	(1,684)	—	(4,534)
As at December 31, 2024	$16,152	$4,796	$10,853	$—	$31,801
Change in assumptions	(6,495)	(11)	716	2,258	(3,532)
Settlement of provisions	(120)	(38)	(734)	(239)	(1,131)
Accretion expense (Note 20)	1,045	—	1,029	—	2,074
Exchange difference	2,405	886	1,924	383	5,598
As at December 31, 2025	$12,987	$5,633	$13,788	$2,402	$34,810
Less: current portion	(671)	(5,311)	(767)	(859)	(7,608)
Non-current portion	$12,316	$322	$13,021	$1,543	$27,202
12.    Provisions (cont.)
a)Reclamation and rehabilitation provision
As of December 31, 2025 and 2024, the Company estimated the inflated discounted and undiscounted costs to be incurred with respect to future mine closure and reclamation activities related to the existing mining operation as follows:

	December 31, 2025		December 31, 2024		December 31, 2025		December 31, 2024
	Discounted		Discounted		Undiscounted		Undiscounted
	USD	COP	USD	COP	USD	COP	USD	COP
	(expressed in millions)	(expressed in millions)	(expressed in millions)	(expressed in millions)	(expressed in millions)	(expressed in millions)	(expressed in millions)	(expressed in millions)
Marmato	$3.7	13,873	$3.3	14,558	$32.8	123,195	$10.4	45,700
Segovia	7.7	29,073	11.6	51,149	16.0	60,067	20.0	88,300
Soto Norte	1.6	5,859	1.3	5,742	10.4	38,917	9.1	40,100
The following table summarizes the assumptions used to determine the decommissioning provision:

	Expected date of expenditures	Inflation rate	Pre-tax risk-free rate
Marmato Mine	2043-2049	2.80%	12.90%
Segovia Operations	2026-2037	3.15%	12.91%
Soto Norte	2026-2068	3.11%	12.27%
b)Environmental fees
The Company’s mining and exploration activities at Segovia are subject to Colombian laws and regulations governing the protection of the environment. Colombian regulations provide for fees applicable to entities discharging effluents to river basins. The local environmental authority in Segovia has issued two resolutions assessing COP 35.8 billion ($9.5 million), which the Company is disputing. The Company has a provision related to the present value of its best estimate of the potential liability for these fees:

	December 31, 2025		December 31, 2024
	USD	COP	USD	COP
	(expressed in millions)	(expressed in millions)	(expressed in millions)	(expressed in millions)
Environmental fees potential liability	$5.6	21,150	$4.8	21,100
c)Health plan obligations
The health plan obligation of COP 51.8 billion ($13.8 million) is based on an actuarial report prepared as at December 31, 2025 with an inflation rate of 5.0% and a discount rate of 9.2%. The Company is currently paying approximately COP 0.2 billion (approximately $0.1 million) monthly to fund the obligatory health plan contributions. At December 31, 2025, non-current cash in trust includes approximately $0.9 million deposited in a restricted cash account as security against this obligation (December 31, 2024 - $2.5 million).
d)Claims
In the ordinary course of business, the Company is involved in and potentially subject to various legal and tax actions and proceedings. The Company records provisions for such claims when considered material and an outflow of resources is considered probable.